As filed with the Securities and Exchange Commission on June 5, 2014

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  811-22282

Cook & Bynum Funds Trust
(Exact name of registrant as specified in charter)

820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Address of principal executive offices) (Zip code)

Mr. J. Dowe Bynum
820 Shades Creek Parkway, Suite 2450
Birmingham, AL 35209
(Name and address of agent for service)

With copies to:

David J. Baum, Esq.
Alston & Bird LLP
950 F Street, N.W.
Washington, DC 20004

205-994-2815
(Registrant's telephone number, including area code)

Date of fiscal year end: September 30, 2014

Date of reporting period:  March 31, 2014

Item 1. Reports to Stockholders.

Semi-Annual Report  |  March 31, 2014

Table of Contents

Shareholder Letter	1
Manager Commentary	4
Disclosure of Fund Expenses	9
Schedule of Investments	11
Statement of Assets and Liabilities	13
Statement of Operations	14
Statements of Changes in Net Assets	15
Financial Highlights	16
Notes to Financial Statements	18
Additional Information	28

The Cook & Bynum Fund	Shareholder Letter
March 31, 2014 (Unaudited)

Dear Partners:

For the six month period ended March 31, 2014, The Cook & Bynum Fund (the “Fund”) gained 5.1% net of all costs.  The S&P 500 plus Dividends (“S&P”) gained 12.5% over the same period.  For the one-year period ended March 31, 2014, the Fund gained 6.3% compared to a gain of 21.9% for the S&P, while the Fund returned 10.3% on an annualized basis versus 14.7% for the S&P during the three-year period ended March 31, 2014.  Since inception on July 1, 2009 through March 31, 2014, the Fund is up 12.8% per annum compared to 18.5% for the S&P.

Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%. This agreement is in effect through February 1, 2015.

Portfolio Update

We added to our position in Arca Continental when it briefly dipped below 68 pesos per share.  Early results suggest that the company is having success mitigating the impact of the newly levied Mexican sugar tax, and volumes have held up better than many feared last fall.  This expectation of a big volume loss caused the stock to trade down to levels we found appropriate for increasing our stake.  Unfortunately, the discount window was open only for a short time, and we were not able to buy as much as we would have liked.  We continue to have great confidence in the quality of both the business and management and hope to be owners of this wonderful company for many years.

Several countries have seen their stock markets sell off on the justifiable fear of a slowdown in China.  With these lower valuations in mind, we met with a number of companies in Chile and Europe during March that might provide a near-term opportunity.  We have some optimism that our current areas of focus will yield a new investment or two.  Nevertheless, the environment for adding new positions remains challenging due to both artificially low interest rates and our unwillingness to commit capital to investments that do not meet our minimum hurdle rates.  We do not feel pressure to buy overpriced assets, and we would like to explain why we believe this is in your best interest.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2014 (Unaudited)

Incentive Misalignment in the Money Management Business

As we have written before, the art of successful investing requires both discipline and an even temperament.  The more emotional an investor becomes, the more likely he is to buy high and to sell low – following the herd to failure.  An average result can easily be obtained by simply purchasing a low-cost index fund, and this can be a good strategy for a large swath of people.  To excel, however, requires that an investor remain both calm and rational.  A manager must be willing to look and act differently in order to obtain superior returns.  Benjamin Graham notably described this mentality in The Intelligent Investor: “You are neither right nor wrong because the crowd disagrees with you.  You are right because your data and reasoning are right.”(1)

In the money management business, the profit-maximizing strategy for an investment advisory firm is often to mimic the returns of a benchmark and to market like crazy.  Given peoples’ strong proclivity towards recency bias, one of the quickest ways to lose these assets once acquired is to substantially underperform a peer group or benchmark for part of a market cycle.  The benchmark index is by definition fully invested, so inherent in this incentive structure is also the pressure to be fully invested, particularly in a market that has recently risen.  This pressure is greatest at precisely the wrong time.  Expensive securities offer low expected returns and a high risk of permanent capital loss, but a manager’s perception of career risk – even if merely subconscious – can cloud his assessment of value and weaken his discipline.

Note that these incentives to justify high valuations and to hug a benchmark do not align with those of the underlying investors, who are instead hiring the manager to deliver long-term outperformance.  It is impossible to create incentives that perfectly align managers with their clients’ interests, but we have tried to build a framework at Cook & Bynum that promotes rational investing and diminishes the pernicious effects of such misaligned incentives.  As part of this framework, we have sought partners who know that our strategy may lead us to look foolish for extended periods of time but recognize that our efforts should be solely dedicated to the goal of compounding their capital for the long run.  In contrast to most firms, the particular collection of partners we have attracted empower us to seek the correct facts and analysis irrespective of the pressures of the moment.  We appreciate that you did not hire us to merely reflect the ‘wisdom’ of the crowd.
____________

(1)	Graham, Benjamin. The Intelligent Investor. New York: First Collins Business Essentials, edition 2006. 524.

The Cook & Bynum Fund	Shareholder Letter
March 31, 2014 (Unaudited)

Closing

Thank you for placing both your trust and your assets with The Cook & Bynum Fund.  We invest substantially all of our liquid net worth alongside our investors in the Fund and in our private investment vehicles; we do not invest with outside managers.  This approach aligns, as closely as possible, our incentives with your goals.  We eschew leverage to minimize risk and to maximize long-term returns.  We make concentrated investments when we feel that risk is low and potential returns are high, recognizing that bigger stakes can be taken when outcomes are more certain.  In the hope of avoiding permanent losses of capital, we insist that each of our holdings trades at a discount to its intrinsic value, and we never feel pressured to make an investment.  If you are happy with the service that you have received to date, we encourage you to expand your existing relationship with us.  Additional information about our firm and this mutual fund can be found at www.cookandbynum.com/cobyx.

Respectfully,

Richard P. Cook

J. Dowe Bynum

The Cook & Bynum Fund	Manager Commentary
March 31, 2014 (Unaudited)

As of March 31, 2014, the net asset value (NAV) attributable to the 9,085,416 shares outstanding of The Cook & Bynum Fund (“Fund”) was $15.38 per share.  This NAV compares with an audited NAV of $14.99 per share as of the Fund’s Annual Report dated September 30, 2013.  Fund performance since inception appears in the table below.

Growth of a Hypothetical $10,000 Investment Inception through 3.31.14

Average Annual Total Return
	1 Year	3 Year	Since Inception(1)
The Cook & Bynum Fund	6.27%	10.28%	12.80%
S&P 500 Index(2)	21.86%	14.66%	18.53%

(1)	Fund inception date of July 1, 2009.
(2)
The Standard & Poor’s 500 Index (S&P 500) is an unmanaged index containing common stocks of 500 industrial, transportation, utility, and financial companies, regarded as generally representative of the U.S. stock market.  The index return reflects the reinvestment of income dividends and capital gain distributions, if any, but does not reflect fees, brokerage commissions, or other expenses of investing.  You cannot invest directly in an index.

As of March 31, 2014 the gross and net expense ratios of the Fund were 1.76% and 1.49%, respectively.  Cook & Bynum Capital Management, LLC, the Fund’s adviser, has contractually agreed to reduce fees and/or reimburse the Fund’s expenses to the extent necessary to maintain the “Net Annual Operating Expenses” at 1.49%.  This agreement is in effect through February 1, 2015.

Average annual total returns reflect reinvestment of all dividends, capital gains distributions, all contractual fee waivers in effect, and any contractual expense reimbursements.

The Cook & Bynum Fund	Manager Commentary
March 31, 2014 (Unaudited)

Without these waivers and reimbursements, performance would have been lower.  Past performance is not indicative of future results and current performance may be lower or higher than the performance quoted.  Investment return and principal value will fluctuate and shares, when redeemed, may be worth more or less than their original cost.  The total returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.  Many factors affect performance including changes in market conditions in response to economic, political, or financial developments.  To obtain the most recent month-end performance, please call the Fund’s toll-free number at 1-877-839-COBY (2629).

Cook & Bynum Capital Management, LLC (“CBCM” & “we”), the Fund’s “Manager,” believes that the Fund’s performance over any brief period is meaningless given CBCM’s long-term investment strategy.  We attempt to buy businesses at a substantial discount to our appraisal of their intrinsic values.  There is no guarantee that quoted prices will reflect these appraisals over any short period of time.  Additionally, CBCM’s approach to concentrate the Fund’s holdings in our best ideas may result in higher short-term volatility relative to the S&P.

The following chart shows the asset and geographic allocations as a percentage of net assets.  Holdings are subject to change without notice and at CBCM’s sole discretion.

Asset and Geographic Allocation as of 3.31.14

The Cook & Bynum Fund	Manager Commentary
March 31, 2014 (Unaudited)

Portfolio Changes for the six months ended 3.31.14

New Holdings	Eliminations
None	Tesco PLC

After initially establishing the stake in March of 2012, the Fund eliminated its Tesco PLC position during the six months ended March 31, 2014.  As discussed in the “Portfolio Update” section of the letter, the Fund also meaningfully added to its stake in Arca Continental SAB de CV during the period.

Tesco Post Mortem

Tesco had historically enjoyed margins that were roughly double that of its competitors, and for several years following the 2008 market fall, the company tried to maintain them in the face of a weakening UK (and global) economy.  Tesco’s poison of choice was to underinvest in its store refreshes, to neglect its private label brands (far more important in the UK than in the U.S.), and to let service levels decline through employee attrition.  Management simply hoped to ride out the storm while keeping profitability up.  This strategy of trying to make the company’s financial results look good while its competitors reinvested was a terrible mistake.  Sainsbury had just completed an overhaul of its private label business, and high-end players like Waitrose and M&S were aggressively catering to wealthier shoppers.  Wal-Mart Stores, Inc. had finally turned ASDA into a serious low-cost alternative while discounters Aldi and Lidl were gaining a strong position at the bottom end of the market.  Tesco began experiencing an exodus of shoppers reflected in falling like-for-like sales and lower market share.  Concurrently, the price of Tesco’s shares fell dramatically from around 477p in mid-2007 to about 310p in the first quarter of 2012.  With this decline and simultaneous earnings growth, its price-to-earnings ratio dropped from the low 20s to about 8 – catching our attention as a potential investment in the process.

Tesco recognized its mistakes in favoring short-term margins and began a reinvestment program to right the ship.  We began buying stock at this point with the belief both that management was making the correct strategic move and that the prevailing valuation limited our downside.  In short order, management initiated a store-refresh program, private label product revamp, and staffing augmentation plan to increase service levels.  Tesco also began expanding its convenience store size footprint as the returns from growing the hypermarket format dwindled.  Over multiple trips to the UK, Eastern Europe, Turkey, China, and Thailand, we made hundreds of store visits to both Tesco and its competitors.  We also met with the company and its competitors to see how each viewed the retail landscape.  It was clear that Tesco was making the investments management claimed, and a valuation that was 8x earnings offered an attractive discount to our estimate of the company’s intrinsic value in case their efforts

The Cook & Bynum Fund	Manager Commentary
March 31, 2014 (Unaudited)

were for naught.  If their attempts to stabilize sales proved fruitful, however, we would have an excellent chance to earn outsized returns.  We started purchasing the shares at just under 315p.

Unfortunately, Tesco has not been successful in turning around its operations.  Some of this can be attributed to the continuing weakness of the UK and European economy.  Compounding this problem, Tesco’s UK competitors, especially the large players like Sainsbury and ASDA, have continued to take share while discounters like Aldi and Lidl have kept pressure on margins.  Tesco’s  highly profitable Korean division was hamstrung by a law which barred it from operating on Sundays.  This sop to a local competitor who did not trade on Sundays shifted a meaningful amount of Tesco’s sales to other retailers.  While small, Tesco’s operations in places like Poland have had terrible results as poorer folks in those countries simply curtail spending on non-essentials and cease to drive to out-of-the-way hypermarkets, instead shopping at local discounters.  In total, Tesco’s inability to get sales stabilized after more than two years of trying means that the problem is far more difficult than we, but more importantly management, believed.  The combination of this worst-case performance yet a rising stock price meant that the stock began approaching our reduced estimate of its fair value toward the end of 2013.  Our discipline compelled us to sell the stock.  Inclusive of dividends, the fund still realized a 28% gain on the investment.

Performance Contribution

Microsoft was the best-performing holding during the period and contributed the most to performance since it is the Fund’s biggest position.  Wal-Mart also provided a large contribution to the gain for the period followed by meaningful appreciation in both Berkshire Hathaway – Class B and Proctor & Gamble, which are smaller positions.  Arca was the only holding that was meaningfully down for the period, which provided a great opportunity to increase our stake.

Shareholders should be advised that the positions described above may no longer be owned by the Fund subsequent to the end of the fiscal period, and additional securities may have been purchased that are not yet required to be disclosed.  The Fund’s policy is to not disclose positions except when required by relevant law or regulation in order to protect shareholders.

Fund assets are only invested in equity or debt securities to the extent that CBCM believes that we are able to find businesses with appropriate risk/reward profiles.  To the extent that CBCM is unable to identify qualifying securities, we will hold any

The Cook & Bynum Fund	manager commentary
March 31, 2014 (Unaudited)

allowable amount of cash or other liquid, low-risk securities.  Such securities (i.e. U.S. Government obligations of 3 months or less) are a strategic asset that allows us to preserve capital to deploy when suitable equity investments present themselves.  At period end, the Fund had 43.0% of its net assets invested in cash or cash equivalents (cash, money market fund, or U.S. Treasury Bills).  CBCM anticipates that this percentage of assets invested in cash equivalents is higher than the average will be over time, but we will not buy other securities without the appropriate return profile and an adequate discount to intrinsic value.  There is no guarantee that such a liquidity position will not negatively affect the Fund’s returns in a rising market, and past performance is not a guarantee of future results.

The Fund’s portfolio managers and their spouses have a significant personal stake in the Fund.  Your portfolio managers do not invest with outside managers or hold individual stocks.  Certain Trustees or Officers of the Cook & Bynum Funds Trust are also Members of CBCM.

An investor should consider investment objectives, risks, charges and expenses carefully before investing.  To obtain a prospectus, which contains this and other information, call 1-877-839-COBY or visit www.cookandbynum.com/cobyx.  Read the prospectus carefully before investing.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

Expense Example
As a shareholder of The Cook & Bynum Fund, you incur two types of costs: (1) transaction costs, including redemption fees, and (2) ongoing costs, including management fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.  The example is based on an investment of $1,000 invested at the beginning of the period and held for the period from October 1, 2013 through March 31, 2014.

Actual Expenses
The table below provides information about actual account values and actual expenses.  You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund and other mutual funds.  To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemptions fees, sales charges (loads), or exchange fees.  Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds.  In addition, if these transaction costs were included, your costs would have been higher.

The Cook & Bynum Fund	Disclosure of Fund Expenses
March 31, 2014 (Unaudited)

			Expenses
	Beginning	Ending	Paid During
	Account	Account	the Period	Annualized
	Value	Value	10/1/13 to	Expense
	10/1/13	3/31/14	3/31/2014(1)	Ratio
Actual Fund Return	$1,000.00	$1,050.60	$7.62	1.49%
Hypothetical Fund Return
(5% return before expenses)	$1,000.00	$1,017.50	$7.49	1.49%

(1)
Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (182), then divided by 365.

The Cook & Bynum Fund	Schedule of Investments
March 31, 2014 (Unaudited)

Description	Shares	Value
DOMESTIC COMMON STOCKS (48.6%)
Diversified Companies (4.4%)
Berkshire Hathaway, Inc. – Class B(1)	49,000	$6,123,530
General Merchandise Stores (12.5%)
Wal-Mart Stores, Inc.	228,000	17,426,040
Household/Cosmetic Products
Manufacturing (3.2%)
Procter & Gamble Co.	55,600	4,481,360
Soft Drink Manufacturing (10.1%)
Coca-Cola Co.	364,700	14,099,302
Software Publishers (18.4%)
Microsoft Corp.	628,200	25,749,918
TOTAL DOMESTIC COMMON STOCKS
(Cost $50,687,386)		$67,880,150

FOREIGN COMMON STOCKS (8.4%)
Soft Drink Bottling and Distribution (8.4%)
Arca Continental SAB de CV	1,960,754	11,697,992
TOTAL FOREIGN COMMON STOCKS
(Cost $7,631,295)		$11,697,992

The Cook & Bynum Fund	Schedule of Investments
March 31, 2014 (Unaudited)

	Principal
Description	Amount	Value
SHORT-TERM INVESTMENTS (42.2%)
U.S. Treasury Bills
0.010%, 04/17/2014	$58,950,000	$58,948,495
TOTAL SHORT-TERM INVESTMENTS
(Cost $58,948,495)		$58,948,495
TOTAL INVESTMENTS (99.2%)
(Cost $117,267,176)		$138,526,637
TOTAL CASH INCLUDING FOREIGN
CURRENCY (0.8%)		1,131,003
TOTAL OTHER ASSETS
LESS LIABILITIES (0.0%)(2)		66,445
NET ASSETS (100.0%)		$139,724,085

(1)	Non-income producing security.
(2)	Less than 0.05%.

Common Abbreviations:
SAB de CV – Sociedad Anonima Bursatil de Capital Variable is a Spanish Capital Company.

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management.  This definition may not apply for purposes of this report, which may combine sub-classifications for reporting ease.  Industries are shown as a percent of net assets.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Assets and Liabilities
March 31, 2014 (Unaudited)

ASSETS:
Investments, at value (cost $117,267,176)	$138,526,637
Cash	1,060,090
Foreign currency, at value (cost $69,638)	70,913
Receivable for fund shares sold	53,525
Interest and dividends receivable	220,674
Prepaid expenses and other assets	17,151
Total Assets	139,948,990

LIABILITIES:
Payable for fund shares redeemed	6,218
Accrued investment advisory fees, net of waiver	141,568
Other payables and accrued expenses	77,119
Total Liabilities	224,905
Net Assets	$139,724,085

COMPOSITION OF NET ASSETS:
Paid-in capital	118,008,128
Accumulated undistributed net investment loss	(107,177)
Accumulated net realized gain on investments
and foreign currency transactions	562,398
Net unrealized appreciation on investments and
foreign currency translation
Investment securities	21,136,396
Foreign currency translation	124,340
Net Assets	$139,724,085

Shares of common stock outstanding
(unlimited number of shares authorized)	9,085,416
Net Asset Value Per Share	$15.38

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statement of Operations
For the Six Months Ended March 31, 2014 (Unaudited)

INVESTMENT INCOME:
Dividends(1)	$1,018,270
Interest	12,587
Total Investment Income	1,030,857

EXPENSES:
Investment advisory fees	1,012,074
Fund accounting and administration fees	55,308
Transfer agent fees and expenses	31,284
Legal fees	25,243
Federal and state registration fees	18,170
Insurance fees	10,739
Shareholder servicing fees	8,359
Auditing and tax fees	8,301
Custody fees	7,317
Trustees fees	6,576
Printing fees	4,690
Chief compliance officer fees	3,901
Miscellaneous expenses	3,534
Total expenses before reimbursement	1,195,496
Less fees reimbursed by investment advisor	(183,422)
Net Expenses	1,012,074
Net Investment Income	18,783

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) on:
Investment securities	678,414
Foreign currency transactions	(57,302)
Total	621,112
Net change in unrealized appreciation (depreciation) on:
Investment securities	6,014,914
Foreign currency translation	(12,506)
Total	6,002,408
Net Realized and Unrealized Gain on Investments
and Foreign Currency Transactions	6,623,520
Net Increase in Net Assets from Operations	$6,642,303

(1)	Net of $6,878 in foreign withholding taxes.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Statements of Changes in Net Assets

	For the Six
	Months Ended	For the
	March 31,	Year Ended
	2014	September 30,
	(Unaudited)	2013
FROM OPERATIONS:
Net investment income (loss)	$18,783	$(66,942)
Net realized gain on investment securities
and foreign currency transactions	621,112	4,437,059
Net change in unrealized appreciation
(depreciation) on investment securities and
foreign currency translation	6,002,408	(533,323)
Net Increase in Net Assets
from Operations	6,642,303	3,836,794

DISTRIBUTIONS TO SHAREHOLDERS:
From net investment income	(125,960)	—
From net realized gains	(3,155,366)	(2,965,757)
Total distributions	(3,281,326)	(2,965,757)

CAPITAL SHARE TRANSACTIONS
(NOTE 6):
Proceeds from shares sold	15,081,924	57,292,246
Dividends reinvested	2,760,402	2,740,322
Value of shares redeemed	(9,479,862)	(27,209,187)
Net Increase Resulting from
Capital Share Transactions	8,362,464	32,828,381
Redemption fees	2,281	5,313
Net Increase in Net Assets	11,725,722	33,699,731
NET ASSETS:
Beginning of period	127,998,363	94,298,632
End of period	$139,724,085	$127,998,363
* Includes accumulated undistributed
net investment loss of:	$(107,177)	$—

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

	For the Six
	Months Ended
	March 31,
	2014
	(Unaudited)
Net Asset Value – Beginning of Period	$14.99
Income from Investment Operations
Net investment income (loss)(1)	—	(2)
Net realized and unrealized gain on investments
and foreign currency transactions and translations(1)	0.75
Total Income from Investment Operations	0.75

Distributions to Shareholders
Net investment income	(0.01)
Net realized gains	(0.35)
Total Distributions	(0.36)

Capital Share Transactions
Redemption fees added to paid-in capital	—	(2)
Total Capital Share Transactions	—	(2)
Net Asset Value – End of Period	$15.38
Total Return	5.06	%(3)
Ratios and Supplemental Data:
Net assets, at end of period (000s)	$139,724
Ratios to average net assets:
Expenses including reimbursement/waiver	1.49	%(4)
Expenses excluding reimbursement/waiver	1.76	%(4)
Net investment gain (loss) including
reimbursement/waiver	0.03	%(4)
Net investment loss excluding
reimbursement/waiver	-0.24	%(4)
Portfolio turnover rate	7%

(1)	Calculated using average shares outstanding.
(2)	Less than $0.005 per share.
(3)	Not annualized.
(4)	Annualized.
(5)	Less than 1%.

See accompanying Notes to Financial Statements.

The Cook & Bynum Fund	Financial Highlights
For a share outstanding throughout the periods indicated

				For the Period
For the	For the	For the	For the	July 1, 2009
Year Ended	Year Ended	Year Ended	Year Ended	(inception) to
September 30,	September 30,	September 30,	September 30,	September 30,
2013	2012	2011	2010	2010
$14.88	$12.99	$11.94	$10.39	$10.00

(0.01)	(0.03)	(0.02)	(0.02)	(0.02)

0.65	2.64	1.26	1.69	0.41
0.64	2.61	1.24	1.67	0.39

—	—	(0.01)	—	—
(0.53)	(0.72)	(0.18)	(0.12)	—
(0.53)	(0.72)	(0.19)	(0.12)	—

— (2)	— (2)	— (2)	— (2)	—
— (2)	— (2)	— (2)	— (2)	—
$14.99	$14.88	$12.99	$11.94	$10.39
4.55%	20.97%	10.49%	16.11%	3.90	%(3)

$127,998	$94,299	$56,675	$36,868	$22,623

1.57%	1.88%	1.88%	1.88%	1.88	%(4)
1.81%	2.12%	2.53%	3.35%	5.60	%(4)

-0.06%	-0.25%	-0.15%	-0.17%	-0.85	%(4)

-0.30%	-0.49%	-0.80%	-1.64%	-4.57	%(4)
20%	25%	39%	31%	0	%(5)

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

1. ORGANIZATION

The Cook & Bynum Fund (the “Fund”) was organized as a non-diversified series of the Cook & Bynum Funds Trust (the “Trust”) on March 18, 2009.  The Trust is an open-end investment company established under the laws of Delaware by an Agreement and Declaration of Trust dated March 18, 2009 (the “Trust Agreement”).  The affairs of the Trust are managed by a Board of Trustees (the “Board”).  The investment adviser to the Fund is Cook & Bynum Capital Management, LLC (the “Adviser”).  The Board has delegated the day-to-day operations of the Fund to the Adviser, which operates the Fund under the Board’s general supervision.  The Fund’s investment objective is long-term growth of capital.

The Trust’s Declaration of Trust permits the Board to issue an unlimited number of shares of beneficial interest.  The Board has the power to designate one or more separate and distinct series and/or classes of shares of beneficial interest and to classify or reclassify any unissued shares with respect to such series.  Currently, the Fund is the only series of shares being offered by the Trust.

2. SIGNIFICANT ACCOUNTING AND OPERATING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of the financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation:  Equity securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market as of the close of regular trading hours on the day the securities are being valued, or, lacking any sales, at the latest bid price.  Foreign securities are valued on the basis of quotations from the primary market in which they are traded, and are translated from the local currency into U.S. dollars using exchange rates as of the close of the New York Stock Exchange.  To the extent domestic and foreign equity securities are actively traded, they are categorized in Level 1 of the fair value hierarchy.  Debt securities, including short-term investments with maturities greater than 60 days, are stated at fair value as furnished by an independent pricing service based upon modeling techniques utilizing similar securities or by dealers who make markets in such securities and are categorized in Level 2 of the fair value hierarchy.  Debt securities having maturities of 60 days or less may be valued at acquisition cost, plus or minus any amortized discount or premium, and are categorized in level 2 of the fair value hierarchy.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Securities and other assets for which quotations are not readily available, or are deemed unreliable, are valued at their fair value using methods determined by the Board of Trustees and/or its designee.  The Valuation Committee for the Trust may also make a fair value determination if it reasonably determines that a significant event, which materially affects the value of a security, occurs after the time at which the market price for the security is determined, but prior to the time at which the Fund’s net asset value is calculated.  In either of these cases, the security will be categorized in Level 2 or Level 3 of the fair value hierarchy.  In each case where a pricing service cannot or does not provide a validation for a particular security, consideration is given to the facts and circumstances relevant to the particular situation.  This consideration includes reviewing various factors set forth in the pricing procedures adopted by the Board of Trustees and other factors as warranted.  In making a fair value determination, factors that may be considered, among others, include: the type and structure of the security; unusual events or circumstances relating to the security’s issuer; general market conditions; prior day’s valuation; fundamental analytical data; size of the holding; cost of the security on the date of purchase; nature and duration of any restriction on disposition; trading activities and prices of similar securities or financial instruments.

B. Foreign Currency:  Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.  The Fund isolates that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held.

Reported net realized foreign exchange gains or losses arise from sales of portfolio securities, sales and maturities of short-term securities, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid.  Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, including investments in securities at fiscal period end, resulting from changes in the exchange rate.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

C. Fair Value Measurements:  In accordance with GAAP, the Fund uses a three-tier hierarchy to establish classification of fair value measurements for disclosure purposes.  Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk.  Inputs may be observable or unobservable.  Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity.  Unobservable inputs are inputs that reflect the Fund's own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

Level 1:	Quoted prices in active markets for identical securities.

Level 2:	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3:	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security.  To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Various inputs are used in determining the value of the Fund’s investments as of the reporting period end.  The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments.

The following is a summary of the inputs used to value the Fund’s investments as of March 31, 2014:

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

		Level 2 –
		Other	Level 3 –
	Level 1 –	Significant	Significant
Investments in	Quoted	Observable	Unobservable
Securities at Value(1)	Prices	Inputs	Inputs	Total
Domestic
Common Stocks	$67,880,150	$—	$—	$67,880,150
Foreign
Common Stocks	11,697,992	—	—	11,697,992
Short-Term
Investments	—	58,948,495	—	58,948,495
TOTAL	$79,578,142	$58,948,495	$—	$138,526,637

(1)	Please refer to the schedule of investments to view securities by industry type.

During the six months ended March 31, 2014, there were no transfers between Level 1 and 2 securities.  The Fund evaluates transfers into or out of Level 1 and Level 2 as of the end of the reporting period.  All securities of the Fund were valued using Level 1 and Level 2 inputs during the six months ended March 31, 2014.  Thus, a reconciliation of assets in which significant unobservable inputs are used (Level 3) is not applicable for this Fund.

D. Security Transactions, Investment Income and Other:  Security transactions are recorded on the trade date.  Realized gains and losses on sales of investments are calculated on the identified cost basis.  Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund is informed of such dividends in the exercise of reasonable diligence.  Interest income, adjusted for accretion of discounts and amortization of premiums, is recorded on an accrual basis.  Discounts and premiums on securities purchased are amortized over the lives of the respective securities.  Withholding taxes on foreign dividends have been provided in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

E. Federal Income Taxes:  It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income to its shareholders.  In addition, the Fund intends to pay distributions as required to avoid imposition of excise tax.  Therefore, no federal income tax provision is required.

As of and during the year ended September 30, 2013, the Fund did not have a liability for any unrecognized tax benefits.  The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations.  During the year, the Fund did not incur any

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

interest or penalties.  The Fund is not subject to examination by U.S. tax authorities for tax years prior to the period ended September 30, 2010.

F. Distributions to Shareholders:  Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date.  Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

G. Accounting Estimates:  The accompanying financial statements were prepared in conformity with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year.  Actual results could differ from those estimates.

H. Share Valuation:  The Net Asset Value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) divided by the total number of shares outstanding for the Fund, rounded to the nearest cent.  The Fund’s shares will not be priced on days on which the New York Stock Exchange is closed for trading.  The Fund charges a 2.00% redemption fee for shares redeemed within 60 days of purchase.  These fees are deducted from the redemption proceeds otherwise payable to the shareholder.  The Fund retains the fees charged as an increase in paid-in capital and such fees become part of the Fund’s daily NAV calculation.  The redemption fees charged during the period can be found in the Statements of Changes in Net Assets.

3. FEDERAL TAX INFORMATION

The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.  The Fund has qualified and intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code for federal income tax purposes and to distribute substantially all taxable income and net capital gains.  Accordingly, no provision has been made for federal income taxes.  Passive foreign investment companies, foreign currency, and certain other investments could create book-to-tax differences that may have an impact on the character of each Fund’s distributions.

On December 22, 2010, the Regulated Investment Modernization Act of 2010 (the “RIC Act”) was enacted, and the provisions within the RIC Act are effective for the Fund for the year ended September 30, 2012.  The RIC Act modernized

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

several of the federal income and excise tax provisions related to regulated investment companies (“RICs”).  Under the RIC Act, new capital losses may be carried forward indefinitely with the character of the original loss retained.  Prior to the RIC Act, capital losses could be carried forward for eight years, and were carried forward as short-term capital losses regardless of the character of the original loss.  The RIC Act also contains simplification provisions, which are aimed at preventing disqualification of a RIC for inadvertent failures to comply with asset diversification and/or qualifying income tests.  The RIC Act exempts RICs from the preferential dividend rule and repeals the 60-day designation requirement for certain types of pay-through income and gains.  In addition, the RIC Act contains provisions aimed at preserving the character of distributions made by a RIC during the portion of its taxable year ending after October 31 or December 31.

A. Tax Basis of Distributions to Shareholders:  The tax character of the distributions paid by the Fund were as follows:

	For the	For the
	Year Ended	Year Ended
	September 30,	September 30,
	2013	2012
Ordinary Income	$—	$131,899
Long-Term Capital Gains	2,965,757	3,062,602
Total	$2,965,757	$3,194,501

Reclassifications:  The tax components of distributable earnings are determined in accordance with income tax regulations which may differ from the compositions of net assets reported under accounting principles generally accepted in the United States.  Accordingly, for the year ended September 30, 2013, certain differences were reclassified.  These differences were due to net operating losses reclassified to reduce short term capital gains and currency gains reclassified to ordinary income; the amounts reclassified did not affect net assets.  The reclassifications were as follows:

Increase/(Decrease) Paid-in capital	$(29,664)
Increase/(Decrease) Accumulated net investment income/(loss)	$194,377
Increase/(Decrease) Accumulated net realized gain/(loss)	$(164,713)

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

B. Tax Basis of Investments:  As of September 30, 2013, the components of distributable earnings on a tax basis were as follows:

Tax cost of investments and foreign currency	$111,800,170
Gross unrealized appreciation	15,660,391
Gross unrealized depreciation	(460,516)
Net tax unrealized appreciation	15,199,875
Undistributed ordinary income	—
Undistributed long-term capital gains	3,155,322
Accumulated earnings	3,155,322
Other accumulated gains (losses)	(217)
Total accumulated earnings	$18,354,980

The tax basis of investments for tax and financial reporting purposes differs, principally due to the deferral of losses on wash sales.

C. Post-October Loss:  Under current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year.  For the fiscal year ended September 30, 2013, the Fund elected to defer losses occurring between November 1, 2012 and September 30, 2013 in the amount of $217.

4.  INVESTMENT ADVISORY AND OTHER RELATED PARTY TRANSACTIONS

The Trust has entered into an Investment Management Agreement dated May 27, 2009 (“Management Agreement”) with the Adviser.  The Management Agreement has been renewed through May 26, 2014.  Under the terms of the Management Agreement, the Adviser manages the investment operations of the Fund in accordance with the Fund’s investment policies and restrictions.  The Adviser furnishes an investment program for the Fund; determines what investments should be purchased, sold, and held; and makes changes on behalf of the Trust in the investments of the Fund.  At all times, the Adviser’s actions on behalf of the Fund are subject to the overall supervision and review of the Board.  The Adviser also manages investments for other clients whose objectives and strategies may result in conflicts of interest with the Fund.  The Board has been advised of such potential conflicts and believes that the Adviser has adequate policies and procedures designed to minimize the impact of any such conflicts on the Fund’s portfolio.

Pursuant to the Management Agreement, the Trust pays a management fee to the Adviser for its provision of investment advisory services to the Fund.  The management fee is paid at an annual rate equal to 1.49% of the average daily net

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

assets of the Fund.  Prior to January 1, 2013 the management fee was equal to 1.50% of the average daily net assets of the Fund. Pursuant to the Expense Limitation Agreement, as approved by the Board, the Adviser has agreed to waive or reimburse the Fund for aggregate expenses of every character incurred by the Fund, including but not limited to organizational expenses and investment management fees, but excluding interest, taxes, brokerage commissions, and other extraordinary expenses not incurred in the ordinary course of the Fund’s business (as defined by the Expense Limitation Agreement), to the extent necessary to maintain the Fund’s net annual operating expenses at 1.49% of average daily net assets through February 1, 2015. Prior to January 1, 2013 the Fund’s net annual operating expenses were 1.88% of average daily net assets.  Without this agreement, expenses for shares of the Fund would be higher.  The Adviser may be permitted to recover expenses it has borne through the Expense Limitation Agreement to the extent that the Fund’s expenses in later periods fall below the annual rate of 1.49%, but only to the extent it does not cause the operating expenses to exceed 1.49% of average daily net assets.  The Fund will not be obligated to pay any such deferred fees and expenses more than three years after the end of the fiscal year in which the fees and expenses were deferred.  For the six months ended March 31, 2014, and years ended September 30, 2013, September 30, 2012, and September 30, 2011, the Adviser may in the future recover fee reductions and expense reimbursements totaling $183,422, $247,157, $170,892, $301,508, respectively, from the Fund.  The adviser may recover these amounts no later than September 30, 2017, 2016, 2015, and 2014, respectively.  However, effective January 1, 2013, the Adviser also lowered the management fee charged to the Fund to 1.49%, effectively internalizing the Fund’s cost structure and implicitly eliminating the Adviser’s ability to recapture any of the Fund’s organizational expenses or previously waived fees and expenses.

Certain officers and shareholders of the Fund are also officers and owners of the Adviser.  An employee of the Adviser serves as Chief Compliance Officer for the Trust.

The Fund has entered into Service Agreements with U.S. Bancorp Fund Services, LLC (“USBFS”) and a Custody Agreement with U.S. Bank, N.A., an affiliate of USBFS.  Under these agreements, USBFS and U.S. Bank, N.A. provide certain transfer agency, administrative, accounting, and custody services.

Additionally, the Fund has entered into a Distribution Agreement with BHIL Distributors, Inc. (an affiliate of Beacon Hill Fund Services, Inc.).

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

Line of Credit:  The Fund has established a line of credit (“LoC”) with U.S. Bank, N.A. to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Fund’s portfolio as collateral.  The LoC will mature, unless renewed, on June 14, 2014.  Borrowing under the LoC is limited to the lesser of $10,000,000, 10% of the gross market value of the Fund or 331/3% of the net market value of the unencumbered assets of the Fund.  The interest rate paid by the Fund on outstanding borrowings is equal to the prime rate, which was 31/4% at March 31, 2014.  During the six months ended March 31, 2014, the Fund did not borrow on the LoC.

5. INVESTMENT TRANSACTIONS

During the six months ended March 31, 2014, the cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were $5,750,450, and $4,846,349, respectively.

6. SHARES OF BENEFICIAL INTEREST

On March 31, 2014, there was an unlimited number of no par-value shares of beneficial interest authorized for the Fund.  Transactions in shares of beneficial interest were as follows:

	For the Six	For the
	Months Ended	Year Ended
	March 31, 2014	September 30,
	(Unaudited)	2013
Beginning Shares	8,540,258	6,338,328
Shares Sold	994,274	3,840,598
Shares Issued in Reinvestment of
Distributions	181,248	196,439
Total	9,715,780	10,375,365
Less Shares Redeemed	(630,364)	(1,835,107)
Ending Shares	9,085,416	8,540,258

7. BENEFICIAL OWNERSHIP

The beneficial ownership, either directly or indirectly, of 25% or more of the voting securities of the Fund creates presumption of control of the Fund, under section 2(a)(9) of the Investment Company Act of 1940.  As of March 31, 2014, Charles Schwab & Co. owned, of record or beneficially, approximately 66% of the Fund’s shares.

The Cook & Bynum Fund	Notes to Financial Statements
March 31, 2014 (Unaudited)

8. NON-DIVERSIFICATION AND FOREIGN SECURITY RISK

The Fund is non-diversified.  A non-diversified fund may invest more of its assets in fewer companies than if it were a diversified fund.  The Fund may be more exposed to the risks of loss and volatility than a fund that invests more broadly.  The Fund may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among other factors.

9. SUBSEQUENT EVENTS

On April 22, 2014, a Special Meeting of the Shareholders was held during which Donald P. Carson was elected as an Independent Trustee to the Board of Trustees of the Cook & Bynum Funds Trust. Re-elected at the Meeting were Independent Trustees Charles H. Ogburn and Bruce F. Rogers, and Interested Trustee J. Dowe Bynum.

The Cook & Bynum Fund	Additional Information
March 31, 2014 (Unaudited)

1. COMPENSATION OF TRUSTEES

During the fiscal year, each Trustee who is not an “interested person” of the Trust (i.e., an “Independent Trustee”) received an annual retainer of $7,500 with an additional $2,500 paid to the Chairman of the Audit Committee.  All Trustees are permitted reimbursement for out-of-pocket expenses incurred in connection with attendance at meetings.

2. PROXY VOTING POLICIES AND PROCEDURES

For a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio securities, please call 1-877-839-COBY (2629) and request a Statement of Additional Information.  One will be mailed to you free of charge.  The Statement of Additional Information is also available on the website of the Securities and Exchange Commission at http://www.sec.gov.  Information on how the Fund voted proxies related to portfolio securities during the twelve month period ended June 30, 2013 is available without charge, upon request, by calling 1-877-839-2629 or by accessing the website of the Securities and Exchange Commission at http://www.sec.gov.

3. DISCLOSURE OF PORTFOLIO HOLDINGS

The Fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q.  The Fund’s Form N-Q will be available on the website of the Securities and Exchange Commission at http://www.sec.gov.

4. UNAUDITED TAX INFORMATION

Dividends Received Deduction

The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2013 as dividends qualifying for the dividends received deduction to corporate shareholders.

Qualified Dividend Income

The Fund did not designate any dividends paid from net investment income, including short-term capital gains, during the fiscal year ended September 30, 2013 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Pursuant to Section 852(b)(3) of the Internal Revenue Code, the Fund hereby designated approximately 100% as short-term capital gains dividends.

The Cook & Bynum Fund	Additional Information
March 31, 2014 (Unaudited)

5. TRUSTEES AND OFFICERS

The business affairs of the Fund are managed under the direction of the Trust’s Board of Trustees in accordance with the laws of the State of Delaware.  Information pertaining to the Trustees and Officers of the Trust are set forth on the following page.  Trustees who are not deemed to be “interested persons” of the Trust as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), are referred to as “Independent Trustees.”  Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.”  The Fund’s Statement of Additional Information includes additional information about the Trustees and is available upon request by calling toll-free 1-877-839-COBY (2629).

The Cook & Bynum Fund	Additional Information
March 31, 2014 (Unaudited)

Interested Trustees and Officers
# of
Portfolios
		Term of		in Fund	Other
Name,	Position(s)	Office and		Complex	Director/
Age and	Held with	Length of	Principal Occupation	Overseen	Trustee
Address*	the Trust	Time Served**	During Past Five Years	by Trustee	Positions
Interested Trustees
J. Dowe	Trustee,	Mr. Bynum	Mr. Bynum has been a	1	None
Bynum^	Vice	has served	Principal of and Portfolio
Year of	President,	as a Trustee	Manager for Cook & Bynum
Birth:	Secretary	of the Trust	Capital Management, LLC
1978		since March	since 2006. From August
		2009.	2001 to December 2006,
Mr. Bynum managed
individual accounts at
Cook & Bynum Capital
Mgt., LLC, which also
served as sub-advisor
to private investment funds
Gullane Capital Partners
LLC and Gullane Capital
Partners Encore LLC.
Independent Trustees
Charles H.	Trustee	Mr. Ogburn	Mr. Ogburn has been Non-	1	Non-
Ogburn		has served	Executive Chairman of the		Executive
Year of		as a Trustee	Board of Crawford &		Chairman,
Birth:		of the Trust	Company (an insurance		Crawford &
1955		since May	claims management company)		Company
		2010.	since January 1, 2010.
From 2001 to 2010, he
was Executive Director
at the international
investment firm Arcapita,
Inc. Before joining Arcapita,
Inc., Mr. Ogburn spent more
than 15 years at the investment
banking firm The Robinson-
Humphrey Company, Inc.
Bruce F.	Trustee	Mr. Rogers	Mr. Rogers has been a	1z	None
Rogers		has served as a	Partner with the law
Year of		Trustee of the	firm of Bainbridge, Mims,
Birth:		Trust since	Rogers & Smith LLP since
1958		March 2009.	January 1990.

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.
^	Mr. Bynum is an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

The Cook & Bynum Fund	Additional Information
March 31, 2014 (Unaudited)

Term of
Name,	Position(s)	Office and
Age and	Held with	Length of	Principal Occupation(s)
Address*	the Trust	Time Served**	During Past Five Years
Officers
Richard P.	President	Mr. Cook	Mr. Cook has been a Principal of and Portfolio
Cook		has served	Manager for Cook & Bynum Capital Management, LLC
Year of		as President	since 2006. From August 2001 to December 2006,
Birth:		of the Trust	Mr. Cook managed individual accounts at Cook &
1978		since March	Bynum Capital Mgt., LLC, which also served as
		2009.	sub-advisor to private investment funds Gullane
Capital Partners LLC and Gullane Capital Partners
Encore LLC.
David A.	Vice	Mr. Hobbs has	Since May 2010, Mr. Hobbs has served as a Principal
Hobbs	President	served as	and President of CBCM. From June 2003 to May 2010,
Year of		Vice	he was a Principal of Founders Investment Banking,
Birth:		President	LLC.
1977		of the Trust
since January
2011.
Ashley A.	Vice	Ms. Morris	Ms. Morris joined Cook & Bynum Capital
Morris	President,	has served	Management, LLC in January 2009 and is currently
Year of	Chief	as Vice	Director of Fund Operations for CBCM as well as
Birth:	Compliance	President	CCO of both the Fund and CBCM.
1975	Officer,	and Assistant
	Assistant	Secretary of the
	Secretary	Trust since May
2009. Ms.
Morris has
served as Chief
Compliance
Officer of the
Trust since
May 2012.
Jason F.	Treasurer	Mr. Hadler	Mr. Hadler joined USBFS in 2003 and is currently a
Hadler		has served	Senior Vice President.
Year of		as Treasurer
Birth:		of the Trust
1975		since May 2012.
c/o U.S. Bancorp Fund
Services, LLC
P.O. Box 701
Milwaukee, WI
53201-0701

*	Unless otherwise indicated, the address of each Trustee or Officer of the Trust is 820 Shades Creek Parkway, Suite 2450, Birmingham, AL 35209.
**	Each Trustee serves for an indefinite term. Each Officer serves for an annual term or until his or her successor is elected and qualified.

(This Page Intentionally Left Blank.)

The Cook & Bynum Fund

Semi-Annual Report  |  March 31, 2014

Fund distributed by BHIL Distributors, Inc.
www.cookandbynum.com/cobyx  |  877-839-COBY (2629)

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)
The Registrant’s [President/Chief Executive Officer] and [Treasurer/Chief Financial Officer] have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Not applicable to semi-annual reports.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)    Cook & Bynum Funds Trust

By (Signature and Title)      /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    6/4/14

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Richard P. Cook
Richard P. Cook,
President (Principal Executive Officer)

Date    6/4/14

By (Signature and Title)      /s/Jason F. Hadler
Jason F. Hadler,
Treasurer (Principal Financial Officer)

Date    6/3/14